                                                                    Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report on Form 10-QSB of LiquidGolf Holding Corporation (the "COMPANY"), for the quarterly period ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "REPORT"), I, Dwain Brannon, Chief Executive Officer & President of the Company, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify, to my knowledge that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 15 U.S.C. 78m(a) or 780(d)); and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Dwain Brannon
---------------------------------------
Dwain Brannon
Chief Executive Officer & President

Dated: August 14, 2003

A signed original of this written statement required by Section 906 has been provided to LiquidGolf Holding Corporation and will be retained by LiquidGolf Holding Corporation and furnished to the Securities and Exchange Commission or its staff upon request.